                                                                   EXHIBIT 10.21


                           HORIZON HEALTH CORPORATION

                           BONUS PLAN -- FISCAL 1998



 Ken  Newman: $23,000 in cash bonus for each $.01 of earnings per share in excess of $1.26 that Horizon reports during fiscal 1998. The maximum bonus to be no more than 100% of his average base salary for fiscal 1998.

Jim McAtee:   $12,000 in cash bonus for each $.01 of earnings per share in excess of $1.26 that Horizon reports during discal 1998. The maximum bonus to be no more than 60% of his average base salary for fiscal 1998.

Bob Lefton:   $13,000 in cash bonus for each $.01 of earnings per share in excess of $1.26 that Horizon reports during fiscal 1998. The maximum bonus to be no more than 75% of his average base salary for fiscal 1998.


              All bonuses to be paid on the first regular payroll date following the receipt of Horizon audited financials for fiscal 1998.



Gary Kagan:   $10,000 for each new mental health management contract signed during fiscal 1998 in excess of eighteen. Bonus to be paid upon the opening of the contract locations.